Ohio National Fund, Inc.	March 6, 2015

Bond Portfolio

Supplement to Summary Prospectus Dated May 1, 2014

Under the section “Management,” the following information regarding Gary Rodmaker is added:

Gary Rodmaker, CFA, FLMI, has been co-portfolio manager for the Portfolio since January 2015. Mr. Rodmaker is Vice President, Fixed Income for Ohio National Life.